SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                    CREDIT SUISSE GLOBAL SMALL CAP FUND, INC.

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information, dated February 28, 2006.

Effective December 1, 2006, the investment strategy used for the U.S. equity portion of the fund's assets will change to a quantitative approach. After that date, U.S. equity securities for the fund will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach. The remainder of the fund's assets will continue to be managed using the investment strategy described in the Prospectus. The fund will still maintain a policy of investing at least (i) 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small companies from at least three countries, including the U.S. and (ii) 30% of its assets in companies located or conducting a majority of their business outside the U.S.

The U.S. equity portion of the fund will be managed by Credit Suisse's Quantitative Strategies Group using quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The team will select U.S. equity securities for the fund using proprietary quantitative models, which are designed to:

     o forecast the expected relative return of U.S. stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum;

     o identify U.S. stocks that are likely to suffer declines in price if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks; and

     o help determine the relative exposure of the fund's U.S. equities to different industry sectors by analyzing sector performance under different market scenarios.

The fund's 80% investment policy may be changed by the fund's Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.


Dated:  September 28, 2006                                   16-0906
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